Exhibit 99.1

M-tron Industries, Inc. to Present at Sidoti Virtual Investor Conference December 6-7

ORLANDO, Florida (December 5, 2023)—M-tron Industries, Inc. (NYSE American: MPTI) (“Company” or “MtronPTI”) announced that its CEO, Michael Ferrantino will make a presentation to investors at the Sidoti Small-Cap Virtual Investor Conference, taking place on December 6-7, 2023.

The presentation will begin at 3:15 pm Eastern Time (U.S. and Canada) on December 6, 2023 and can be accessed live here: https://sidoti.zoom.us/webinar/register/WN_Y5rmtgfhT4CpORP5K7oroA. To register for the presentation, visit www.sidoti.com/events. Registration is free and you don't need to be a Sidoti client.

About Sidoti & Company:

For over two decades, Sidoti & Company (http://www.sidoti.com) has been a premier provider of independent securities research focused specifically on small and microcap companies and the institutions that invest in their securities, with most of its coverage in the $100 million-$5 billion market cap range. The firm’s approach affords companies and institutional clients a combination of high-quality research, a small- and microcap-focused nationwide sales effort, broad access to corporate management teams, and extensive trading support. Sidoti serves 500+ institutional clients in North America.

About MtronPTI:

M-tron Industries, Inc. trades publicly on the NYSE American under the symbol MPTI. Originally founded in 1965, MtronPTI designs, manufactures and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, MtronPTI provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. MtronPTI has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India.

Forward Looking Statements:

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to MtronPTI, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by MtronPTI with the Securities and Exchange Commission, including those risks set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the SEC on March 30, 2023. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. MtronPTI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

For further information, please contact:

M-tron Industries, Inc.:

Investor Relations:

James Tivy

ir@mtronpti.com